UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02297

Stratton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA	19462-1050
(Address of principal executive offices)	(Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Growth Fund, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2004

STRATTON

MUTUAL FUNDS

Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

A LOOK BACK AT 2004

The U.S. stock market again has shown its resiliency. Going into the year 2004, many economists were anticipating a mediocre return from the stock market, with average returns being the most bullish scenario. Enduring a year which saw the war in Iraq continue, four destructive hurricanes on the U.S. mainland, a dramatic rise in oil prices and a divisive U.S. Presidential campaign, this projection for barely positive returns looked prophetic. Yet, the total return for 2004 came in at almost +11%, following over +28% in 2003. A combination of factors spurred the market. Consumer confidence continued to be strong; business spending took over where the consumer left off. U.S. corporations were enticed to spend on capital equipment by accelerated depreciation tax benefits. Many companies also are speaking positively about profits for the coming year. Investors’ cash that was sitting on the sidelines poured into the markets in November and December after the election results were known.

A LOOK AHEAD AT 2005

With the cross currents of economic news, we do expect GDP for 2005 to slow slightly to 3% from the 3.4% in 2004. An economy with slow sustainable growth is better than an economy with accelerating growth because the “up cycle” can be prolonged. Many businesses expect to add to employment. Productivity continues to be a key ingredient to improvement in the bottom line. Once again sector exposure will be key to outperformance. We continue to favor sectors that are leveraged to a growing industrial economy; Energy, Capital Goods and Materials.

INVESTMENT POLICY

We believe that the substantial pool of cash in corporate hands will be spent on share buybacks and acquisitions of other companies. This will serve as a further stimulus to the broad market in 2005 as a significant portion of the $1 trillion in corporate cash is redeployed into much higher yielding investments. This large pool of cash on corporate balance sheets also means that we are not witnessing significant new stock sales. One of the factors that always attends the top of a bull market is substantial sales of new issue stocks by corporations as they attempt to capture excessively high price-earnings multiples. Very little new issue activity is taking place among the S&P 500 companies and this is a positive sign for stock market durability in 2005.

Sincerely yours,

James W. Stratton

Chairman

February 15, 2005

You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus  with  this  and  other  information  about  the  Funds  may  be  obtained  by calling 1-800-634-5726 or download  one  at  www.strattonfunds.com.  It  should be read carefully before investing. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

The Fund’s total return performance for 2004 was +23.53%. The average annual total return for the 30-year period is +14.27%.

During the fourth quarter, the Fund enlarged its commitment to Capital Goods stocks. We took the position up from 13.7% of the portfolio, as of September 30th, to 22.1% as of December 31st. We did this through the acquisition of Briggs & Stratton Corp. (2.6%), Caterpillar Inc. (3.1%), Textron Inc. (2.3%) and through capital appreciation in existing holdings. It is our belief that corporations are very liquid and having paid down debt are now turning to capital spending as a natural use of these funds. Fifteen months ago, our capital goods investment was only 3.3% of the portfolio. The economy continues to grow and resources, which have been underutilized since 2000, are reaching capacity. The continued growth of productivity is important to profit growth, but so are capacity additions. Capital spending is required to develop capacity additions in most industries.

Energy continues to be an important sector representing 16.6% of our portfolio. We continue to forecast that high oil and natural gas prices will persist through all of 2005 and are likely to grow in future years as demand continues to outstrip production.

In addition, we shifted portfolio holdings within certain industries. For instance, in Energy we sold our position in Marathon Oil and started positions in EOG Resources, Inc. (2.3%) and XTO Energy, Inc. (2.2%), both are natural gas oriented US companies. We sold our financial holdings in The St. Paul Travelers Companies, Inc. and American International Group, Inc. and added WellPoint Inc. (2.6%), The Charles Schwab Corp. (2.0%) and MBNA Corp. (1.0%).

We have adopted a much more disciplined position on companies that fail to meet earnings expectations for even one quarter. In general, weakness in earnings last longer than a single quarter. As a result, we prune the portfolio and reinvest the proceeds in those companies showing upside earnings surprises. The growth of the Funds’ assets in 2004 to over $110 million, at the end of the year, produced a lower expense ratio of 1.15%. The annual portfolio turnover ratio stayed in what we define as a normal range of approximately 44.4%.

Portfolio holdings are as of 12/31/04, they are subject to change at any time.

FUND HIGHLIGHTS

Stratton Growth Fund

	December 31, 2004	September 30, 2004
Total Net Assets	$110,250,557	$77,725,376
Net Asset Value Per Share	$40.69	$37.65
Shares Outstanding	2,709,194	2,064,429

Portfolio Changes For the Quarter Ended December 31, 2004

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Archer-Daniels-Midland Company (2.6%)	American International Group, Inc.
Briggs & Stratton Corp. (2.6%)	AmSouth Bancorporation
Caterpillar Inc. (3.1%)	International Paper Co.
Cendant Corp. (2.3%)	Marathon Oil Corp.
EOG Resources, Inc. (2.3%)	Office Depot, Inc.
MBNA Corp. (1.0%)	SunGard Data Systems Inc.
NCR Corp. (2.5%)	The St. Paul Travelers Companies, Inc.
Textron Inc. (2.3%)
The Charles Schwab Corp. (2.0%)
V. F. Corporation (2.3%)
WellPoint Inc. (2.6%)
XTO Energy, Inc. (2.2%)

Industry Categories December 31, 2004

Capital Goods	22.1%	Consumer Non-Durables	4.9%	Chemicals	2.7%
Energy	16.6%	Business Services	4.7%	Transportation	2.5%
Insurance/Services	9.3%	Technology	4.4%	Utilities	2.3%
Banking/Financial	6.6%	Industrial	3.4%	Health Care	1.0%
Construction	6.2%	Consumer Durables	3.4%	Distribution	0.7%
Consumer Services	5.4%

Ten Largest Holdings December 31, 2004

	Market Value	Percent of TNA
Parker Hannifin Corp.	$3,787,000	3.4%
Deere & Co.	3,720,000	3.4
Caterpillar Inc.	3,412,850	3.1
PacifiCare Health Systems, Inc.	3,391,200	3.1
Penn Virginia Corp.	3,245,600	2.9
Rockwell Automation, Inc.	3,220,750	2.9
The Black & Decker Corp.	3,091,550	2.8
Georgia Gulf Corp.	2,988,000	2.7
Occidental Petroleum Corp.	2,918,000	2.7
Briggs & Stratton Corp.	2,910,600	2.6
	$32,685,550	29.6%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

The total return performance of Stratton Monthly Dividend REIT Shares in 2004 was strong, up +22.17%. The Fund lagged the performance of the Morgan Stanley REIT Index +31.49% and the NAREIT Equity Index +31.58%. The portfolio’s underperformance can be explained by a number of factors: our intentional overweighting of the Office sector which lagged the REIT market in 2004; our intentional underweighting of the Malls and Retail sectors, which we saw as significantly overvalued, though they dramatically outperformed the REIT sector; and our lack of a significant Lodging weighting due to a scarcity of dividend paying lodging REITs.

Our sector weights have changed only slightly, quarter-to-quarter, as we continue to believe our strategy is sound for an income oriented fund. Though we may have been early on the Office sector recovery, we feel that the dividend paying ability has been improving for many companies in the group. We will also continue to be active in the Apartment sector as we see signs of an improving job market. Finally, we will be keeping a close eye on the Lodging group, hoping that better conditions will eventually lead to the re-institution of dividend payments in several names.

As stated before in the Shareholder Letter, 2004 was a wild and volatile ride. Moving into 2005, there are many opinions of where interest rates are going and subsequently where REIT stock prices will go as rates rise. It is no secret that REITs have had an unprecedented run over the last five years, outpacing the S&P 500 Index each year. With the average dividend yield of many REIT stocks currently at 5.0%, the yield story remains in place for the sector, but as rates rise the story may begin to be less compelling for non-REIT dedicated investors. However, an improving economic picture improves the fundamentals of the REIT group and we still believe in the long-term benefits of owning REITs in a well-diversified portfolio.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	December 31, 2004	September 30, 2004
Total Net Assets	$211,476,844	$203,537,340
Net Asset Value Per Share	$36.86	$34.63
Shares Outstanding	5,736,628	5,877,549

Portfolio Changes For the Quarter Ended December 31, 2004

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Equity Office Properties Trust (2.1%)	Mack-Cali Realty Corp.
Home Properties, Inc. (2.6%)	The Mills Corp.
Pennsylvania Real Estate Investment Trust (2.8%)	Simon Property Group, Inc.
Summit Properties, Inc.

Industry Categories December 31, 2004

Office	23.7%	Regional Malls	6.0%
Apartments	18.9%	Industrial	5.6%
Health Care	16.3%	Lodging	5.3%
Diversified	9.6%	Net Lease	3.2%
Shopping Centers	6.8%

Ten Largest Holdings December 31, 2004

	Market Value	Percent of TNA
Hospitality Properties Trust	$7,130,000	3.4%
iStar Financial Inc.	7,015,300	3.3
First Industrial Realty Trust, Inc.	6,883,370	3.2
Glimcher Realty Trust	6,788,950	3.2
Apartment Investment & Management Co.	6,744,500	3.2
Archstone-Smith Trust	6,702,500	3.2
Commercial Net Lease Realty	6,695,000	3.2
Nationwide Health Properties, Inc.	6,531,250	3.1
New Plan Excel Realty Trust	6,499,200	3.1
United Dominion Realty Trust, Inc.	6,448,000	3.0
	$67,438,070	31.9%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

For the six-month period ended December 31, 2004, Stratton Small-Cap Value Fund posted a +16.73% return compared to the Russell 2000 Index return of +10.90% and the Russell 2000 Value Index return of +13.37%.

The relatively weak performance of the small-cap market during the second quarter of the year continued into the first six weeks of the third quarter before rallying throughout the balance of the year. Strong corporate profit growth outweighed investor concern regarding the Presidential election, continued unrest in Iraq, and the rising price of oil. Stratton Small-Cap Value Fund finished 2004 with a return of +26.43% compared to the Russell 2000 Index return of +18.44% and the Russell 2000 Value Index return of +22.25%.

The Fund’s 2004 performance was led by holdings with leverage to the improving domestic economy. Areas such as industrial equipment, chemicals, aerospace, energy, and homebuilding continued to benefit from robust economic growth and strengthening corporate profits. We believe these segments of the market will continue to outperform into 2005 as the current economic expansion continues.

The Fund’s sector weightings remained fairly consistent throughout 2004 as the Fund maintained its exposure to economically sensitive areas of the market. The Capital Goods (9.6%), Construction (10.2%), Energy (10.6%), and Technology (8.4%) sectors continued to be the largest areas of concentration in the Fund.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

Portfolio holdings are as of 12/31/04, they are subject to change at any time.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	December 31, 2004	September 30, 2004
Total Net Assets	$116,472,427	$81,827,286
Net Asset Value Per Share	$40.33	$36.27
Shares Outstanding	2,888,292	2,255,867

Portfolio Changes For the Quarter Ended December 31, 2004

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Beverly Enterprises, Inc. (1.3%)	Sunrise Senior Living, Inc.
Dave & Buster’s, Inc. (1.4%)
Jacuzzi Brands, Inc. (2.1%)
Landry’s Restaurants, Inc. (1.6%)
Overnite Corp. (1.7%)

Industry Categories December 31, 2004

Energy	10.6%	Banking/Financial	6.8%	Chemical	4.4%
Construction	10.2%	Consumer Durable	5.8%	Retailing	4.2%
Capital Goods	9.6%	Entertainment	5.6%	Utilities	2.3%
Technology	8.4%	Insurance/Services	5.0%	Distribution	1.6%
Transportation	7.3%	Aerospace	4.8%	Basic Materials	0.7%
Health Care	6.9%

Ten Largest Holdings December 31, 2004

	Market Value	Percent of TNA
Hovnanian Enterprises, Inc. Class A	$3,862,560	3.3%
PacifiCare Health Systems, Inc.	3,605,976	3.1
D.R. Horton, Inc.	3,023,250	2.6
Yellow Roadway Corp.	3,002,769	2.6
Moog Inc. Class A	2,945,482	2.5
Multimedia Games, Inc.	2,915,600	2.5
JLG Industries, Inc.	2,879,721	2.5
USF Corp.	2,774,145	2.4
Georgia Gulf Corp.	2,694,180	2.3
Energen Corp.	2,688,120	2.3
	$30,391,803	26.1%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON GROWTH FUND

Discussion of Investment Process and Performance

Stratton Growth Fund seeks, as its primary objective, possible growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and higher yields can produce above-average returns while lowering risk and preserving capital.

The chart below depicts a hypothetical $10,000 investment in SGF and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SGF portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index. The Fund is categorized as a “multi-cap value” Fund within industry standards. In order to provide a more direct comparison, we have also included the S&P/BARRA Value Index. The member firms of this index are more comparable to current and historical holdings of the SGF portfolio. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 200 companies by selecting stocks with a market capitalization of over $500 million with attractive valuation characteristics and strong earnings prospects. The next step in the process involves fundamental analysis of important parameters such as earnings, free cash flow, relative industry competitive position, and management strengths. In this manner, SGF’s buy candidate list is reduced to less than 50 stocks. These stocks are then available for addition to the Fund. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 30 years. In his absence John A. Affleck, CFA, President, serves as back-up manager.

The primary investment characteristics of the portfolio are as follows: approximately 40 to 50 companies will be held; volatility as measured by the Beta of the stocks should be below average; the average portfolio price/earnings ratio should be substantially less than that of the S&P 500 Index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON GROWTH FUND, THE S&P 500* AND THE S&P/BARRA VALUE**

TEN YEAR PERFORMANCE (12/31/94 - 12/31/04)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES

Discussion of Investment Process and Performance

Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 80% of its total assets in common stocks and other equity securities of Real Estate Investment Trusts (“REITs”). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes 146 REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James W. Stratton, Chairman, and James A. Beers, President.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and above average performance in down markets.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500* AND THE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/94 - 12/31/04)***

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The NAREIT Equity Index is an unmanaged index of 161 real estate investment trusts.
***	Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund’s benchmark.

STRATTON SMALL-CAP VALUE FUND

Discussion of Investment Process and Performance

Stratton Small-Cap Value Fund seeks to achieve capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its assets in common stock and securities convertible into common stock of small-cap companies. Small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that Stratton Management Co. believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.

Stratton Management Co. employs a three-step process that focuses on a stock’s fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Stratton Management Co. believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk. The portfolio contains approximately 50 companies that meet these criteria. The final decision to buy or sell stocks for the portfolio of SSCV is made by James W. Stratton, Chairman and Gerald M. Van Horn, CFA, President.

Securities in the portfolio that Stratton Management Co. may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers. The volatility of the portfolio, as measured by the Standard Deviation and/or Beta of the stocks, is considerably below that of the average small-cap fund.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND AND THE RUSSELL 2000*

TEN YEAR PERFORMANCE (12/31/94 - 12/31/04)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Returns shown include the reinvestment of all dividends and other distributions. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2004

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.2%
Banking/Financial – 6.6%
Capital One Financial Corp.	25,000	$2,105,250
Commerce Bancorp, Inc. (NJ)	45,000	2,898,000
Countrywide Financial Corp.	30,000	1,110,300
MBNA Corp.	40,000	1,127,600

		7,241,150

Business Services – 4.7%
NCR Corp.†	40,000	2,769,200
Waste Management, Inc.	80,000	2,395,200

		5,164,400

Capital Goods – 22.1%
Briggs & Stratton Corp.	70,000	2,910,600
Caterpillar Inc.	35,000	3,412,850
Deere & Co.	50,000	3,720,000
Ingersoll-Rand Co. Class A	35,000	2,810,500
Rockwell Automation, Inc.	65,000	3,220,750
Textron Inc.	35,000	2,583,000
Tyco International Ltd.	80,000	2,859,200
Xerox Corp.†	170,000	2,891,700

		24,408,600

Chemicals – 2.7%
Georgia Gulf Corp.	60,000	2,988,000

Construction – 6.2%
Centex Corp.	30,000	1,787,400
D. R. Horton, Inc.	67,500	2,720,925
Lennar Corp. Class A	40,000	2,267,200

		6,775,525

Consumer Durables – 3.4%
The Black & Decker Corp.	35,000	3,091,550
Hooker Furniture Corp.	30,000	681,000

		3,772,550

Consumer Non-Durables – 4.9%
Archer-Daniels-Midland Company	130,000	2,900,300
V. F. Corporation	45,000	2,492,100

		5,392,400

Consumer Services – 5.4%
American Express Co.	21,000	1,183,770
Cendant Corp.	110,000	2,571,800

	Number of Shares	Market Value (Note 1)
Consumer Services – Continued
The Charles Schwab Corp.	180,000	$2,152,800

		5,908,370

Distribution – 0.7%
IKON Office Solutions, Inc.	70,000	809,200

Energy – 16.6%
Anadarko Petroleum Corp.	35,000	2,268,350
Chesapeake Energy Corp.	130,000	2,145,000
EOG Resources, Inc.	35,000	2,497,600
Occidental Petroleum Corp.	50,000	2,918,000
Penn Virginia Corp.	80,000	3,245,600
Valero Energy Corp.	60,000	2,724,000
XTO Energy, Inc.	70,000	2,476,600

		18,275,150

Health Care – 1.0%
Wyeth	26,000	1,107,340

Industrial – 3.4%
Parker Hannifin Corp.	50,000	3,787,000

Insurance/Services – 9.3%
The Allstate Corp.	50,000	2,586,000
Lincoln National Corp.	30,000	1,400,400
PacifiCare Health Systems, Inc.†	60,000	3,391,200
WellPoint, Inc.†	25,000	2,875,000

		10,252,600

Technology – 4.4%
AMETEK, Inc.	75,000	2,675,250
C&D Technologies, Inc.	125,000	2,130,000

		4,805,250

Transportation – 2.5%
Yellow Roadway Corp.†	50,000	2,785,500

Utilities – 2.3%
TXU Corp.	40,000	2,582,400

Total Common Stocks (Cost $72,297,038)		106,055,435

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2004 (continued)

Stratton Growth Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 3.5%
PNC Bank Money Market Account 1.84%, due 01/03/05	$3,817,120	$3,817,120

Total Short-Term Investments (Cost $3,817,120)		3,817,120

Total Investments – 99.7% (Cost $76,114,158*)		109,872,555
Other Assets Less Liabilities – 0.3%		378,002

NET ASSETS – 100.00%		$110,250,557

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $76,151,482 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$33,721,073

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2004

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Apartments – 18.9%
Amli Residential Properties Trust	160,000	$5,120,000
Apartment Investment & Management Co.	175,000	6,744,500
Archstone-Smith Trust	175,000	6,702,500
Camden Property Trust	70,000	3,570,000
Home Properties, Inc.	130,000	5,590,000
Mid-America Apartment Communities, Inc.	140,000	5,770,800
United Dominion Realty Trust, Inc.	260,000	6,448,000

		39,945,800

Diversified – 9.6%
Colonial Properties Trust	45,000	1,767,150
Crescent Real Estate Equities Co.	100,000	1,826,000
iStar Financial Inc.	155,000	7,015,300
Lexington Corporate Properties Trust	210,000	4,741,800
U.S. Restaurant Properties, Inc.	270,000	4,876,200

		20,226,450

Health Care – 16.3%
Health Care Property Investors, Inc.	230,800	6,390,852
Health Care REIT, Inc.	90,000	3,433,500
Healthcare Realty Trust, Inc.	155,000	6,308,500
National Health Investors, Inc.	140,000	4,085,200
Nationwide Health Properties, Inc.	275,000	6,531,250
Universal Health Realty Income Trust	100,000	3,213,000
Ventas, Inc.	165,000	4,522,650

		34,484,952

Industrial – 5.6%
EastGroup Properties, Inc.	130,000	4,981,600
First Industrial Realty Trust, Inc.	169,000	6,883,370

		11,864,970

Lodging – 5.3%
Hospitality Properties Trust	155,000	7,130,000
Winston Hotels, Inc.	350,000	4,133,500

		11,263,500

Net Lease – 3.2%
Commercial Net Lease Realty	325,000	6,695,000

Office – 23.7%
Arden Realty, Inc.	160,000	6,035,200
Brandywine Realty Trust	157,500	4,628,925
CarrAmerica Realty Corp.	185,000	6,105,000

	Number of Shares	Market Value (Note 1)
Office – Continued
Equity Office Properties Trust	155,000	$4,513,600
Glenborough Realty Trust Inc.	294,800	6,273,344
Highwoods Properties, Inc.	215,000	5,955,500
Liberty Property Trust	147,100	6,354,720
Prentiss Properties Trust	110,000	4,202,000
Reckson Associates Realty Corp.	185,000	6,069,850

		50,138,139

Regional Malls – 6.0%
Glimcher Realty Trust	245,000	6,788,950
Pennsylvania Real Estate Investment Trust	140,000	5,992,000

		12,780,950

Shopping Centers – 6.8%
Heritage Property Investment Trust	200,000	6,418,000
New Plan Excel Realty Trust	240,000	6,499,200
Urstadt Biddle Properties Class A	80,000	1,364,000

		14,281,200

Total Common Stocks (Cost $152,258,723)		201,680,961

	Principal Amount
SHORT-TERM INVESTMENTS – 4.0%
PNC Bank Money Market Account 1.84%, due 01/03/05	$8,607,407	8,607,407

Total Short-Term Investments (cost $8,607,407)		8,607,407

Total Investments – 99.4% (Cost $160,866,130*)		210,288,368
Other Assets Less Liabilities – 0.6%		1,188,476

NET ASSETS – 100.00%		$211,476,844

*	Aggregate cost for federal income tax purposes is $161,242,989 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$49,045,379

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2004

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.2%
Aerospace – 4.8%
Engineered Support Systems, Inc.	44,100	$2,611,602
Moog Inc. Class A†	64,950	2,945,482

		5,557,084

Banking/Financial – 6.8%
Commerce Bancorp, Inc. (NJ)	25,000	1,610,000
Eaton Vance Corp.	40,000	2,086,000
QC Holdings Inc.†	50,000	958,000
Webster Financial Corp.	28,000	1,417,920
WSFS Financial Corp.	30,000	1,809,600

		7,881,520

Basic Materials – 0.7%
Rock-Tenn Co. Class A	55,000	833,800

Capital Goods – 9.6%
Cascade Corp.	62,000	2,476,900
Crane Co.	53,000	1,528,520
JLG Industries, Inc.	146,700	2,879,721
Terex Corp.†	54,500	2,596,925
United Rentals, Inc.†	90,000	1,701,000

		11,183,066

Chemical – 4.4%
Georgia Gulf Corp.	54,100	2,694,180
Hercules Inc.†	164,000	2,435,400

		5,129,580

Construction – 10.2%
Beazer Homes USA, Inc.	10,000	1,462,100
D.R. Horton, Inc.	75,000	3,023,250
Hovnanian Enterprises, Inc. Class A†	78,000	3,862,560
M/I Homes, Inc.	20,000	1,102,200
M.D.C. Holdings, Inc.	28,749	2,485,064

		11,935,174

Consumer Durable – 5.8%
CSS Industries, Inc.	35,300	1,121,128
Harman International Industries, Inc.	17,500	2,222,500
Jacuzzi Brands, Inc.†	280,000	2,436,000
Polaris Industries, Inc.	15,000	1,020,300

		6,799,928

Distribution – 1.6%
IKON Office Solutions, Inc.	164,200	1,898,152

	Number of Shares	Market Value (Note 1)
Energy – 10.6%
Cabot Oil & Gas Corp.	54,700	$2,420,475
Houston Exploration Co.†	45,700	2,573,367
Newfield Exploration Co.†	40,000	2,362,000
Penn Virginia Corp.	59,400	2,409,858
Pogo Producing Co.	52,300	2,536,027

		12,301,727

Entertainment – 5.6%
Dave & Buster’s, Inc.†	82,000	1,656,400
Landry’s Restaurants, Inc.	66,000	1,917,960
Multimedia Games, Inc.†	185,000	2,915,600

		6,489,960

Health Care – 6.9%
Beverly Enterprises, Inc.†	170,000	1,555,500
CONMED Corp.†	85,000	2,415,700
Henry Schein, Inc.†	34,800	2,423,472
Respironics, Inc.†	30,000	1,630,800

		8,025,472

Insurance/Services – 5.0%
Donegal Group Inc. Class B	29,633	659,334
PacifiCare Health Systems, Inc.†	63,800	3,605,976
Selective Insurance Group, Inc.	35,000	1,548,400

		5,813,710

Retailing – 4.2%
Circuit City Stores, Inc.	167,000	2,611,880
Electronics Boutique Holdings Corp.†	54,000	2,318,760

		4,930,640

Technology – 8.4%
Anixter International Inc.	72,700	2,616,473
Bel Fuse, Inc. Class B	40,000	1,351,600
MICROS Systems, Inc.†	20,000	1,561,200
OSI Systems, Inc.†	50,000	1,135,500
Premiere Global Services, Inc.†	219,300	2,348,703
Technitrol, Inc.†	42,000	764,400

		9,777,876

Transportation – 7.3%
Maritrans Inc.	40,500	735,885
Overnite Corp.	53,000	1,973,720
USF Corp.	73,100	2,774,145
Yellow Roadway Corp.†	53,900	3,002,769

		8,486,519

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2004 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 2.3%
Energen Corp.	45,600	$2,688,120

Total Common Stocks (Cost $64,716,161)		109,732,328

	Principal Amount
SHORT-TERM INVESTMENTS – 7.4%
PNC Bank Money Market Account 1.84%, due 01/03/05	$8,640,394	8,640,394

Total Short-Term Investments (Cost $8,640,394)		8,640,394

Total Investments – 101.6% (Cost $73,356,555*)		118,372,722
Liabilities in Excess of Other Assets – (1.6%)		(1,900,295)

NET ASSETS – 100.00%		$116,472,427

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $73,356,555 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$45,256,187
Gross unrealized depreciation	(240,020)

Net unrealized appreciation	$45,016,167

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $76,114,158, $160,866,130 and $73,356,555 respectively) (Note 1)	$109,872,555	$210,288,368	$118,372,722
Dividends and interest receivable	116,391	1,307,351	32,899
Receivable for shares sold	375,809	110,287	2,302,003

Total Assets	110,364,755	211,706,006	120,707,624

LIABILITIES:
Accrued advisory fee	—	—	91,700
Payable to affiliate	17,298	40,231	18,925
Accrued expenses and other liabilities	28,375	31,968	1,494
Payable for shares redeemed	68,525	156,963	79,810
Payable for investment securities purchased	—	—	4,043,268

Total Liabilities	114,198	229,162	4,235,197

NET ASSETS:
Applicable to 2,709,194, 5,736,628 and 2,888,292 shares outstanding, respectively[1]	$110,250,557	$211,476,844	$116,472,427

Net asset value, offering and redemption price per share	$40.69	$36.86	$40.33

SOURCE OF NET ASSETS:
Paid-in capital	$73,430,509	$158,973,817	$69,941,424
Accumulated net realized gain on investments	3,061,651	3,080,789	1,514,836
Net unrealized appreciation of investments	33,758,397	49,422,238	45,016,167

Net Assets	$110,250,557	$211,476,844	$116,472,427

[1]	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2004

	SGF	SMDS	SSCV
INCOME:
Dividends	$882,080	$7,865,705	$491,294
Interest	34,288	57,976	30,342
Other Income (Note 2)	—	—	148,300

Total Income	916,368	7,923,681	669,936

EXPENSES:
Accounting/Pricing services fees	46,046	102,718	45,817
Administration services fees	49,169	107,020	49,698
Advisory fees (Note 2)	541,065	1,283,618	815,215
Audit fees	23,900	29,300	19,100
Custodian fees	15,985	33,100	14,526
Directors’ fees	13,165	36,180	13,654
Legal fees	4,647	12,570	4,944
Miscellaneous fees	7,191	19,311	7,708
Printing and postage fees	20,547	67,387	20,218
Registration fees	32,656	42,204	32,730
Taxes other than income taxes	5,775	15,675	6,000
Transfer agent fees	67,426	216,440	63,509

Total Expenses	827,572	1,965,523	1,093,119

Net Investment Income (Loss)	88,796	5,958,158	(423,183)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	6,970,478	18,954,359	3,451,351
Net increase in unrealized appreciation on investments	10,623,612	13,578,489	16,891,992

Net gain on investments	17,594,090	32,532,848	20,343,343

Net increase in net assets resulting from operations	$17,682,886	$38,491,006	$19,920,160

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	Year Ended 12/31/04	Year Ended 12/31/03	Year Ended 12/31/04	Year Ended 12/31/03
OPERATIONS:
Net investment income	$88,796	$133,524	$5,958,158	$5,547,405
Net realized gain on investments	6,970,478	2,611,069	18,954,359	2,309,142
Net increase in unrealized appreciation of investments	10,623,612	12,678,283	13,578,489	38,017,037

Net increase in net assets resulting from operations	17,682,886	15,422,876	38,491,006	45,873,584

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.04 and $0.09 per share, respectively, for SGF, $0.98 and $1.26 per share, respectively, for SMDS)	(88,796)	(133,524)	(5,958,158)	(6,858,942)
From realized gains on investments ($1.99 and $1.32 per share, respectively, for SGF, $2.02 and $0.00 per share, respectively, for SMDS)	(4,808,563)	(1,924,093)	(11,786,343)	—
Return of capital ($0.00 and $0.00 per share, respectively, for SGF, $0.00 and $0.66 per share, respectively, for SMDS)	—	—	—	(3,596,648)

Total Distributions	(4,897,359)	(2,057,617)	(17,744,501)	(10,455,590)

CAPITAL SHARE TRANSACTIONS:[1]	40,716,476	5,780,513	(14,102,906)	35,577,371

Total increase in net assets	53,502,003	19,145,772	6,643,599	70,995,365
NET ASSETS:
Beginning of year	56,748,554	37,602,782	204,833,245	133,837,880

End of year	$110,250,557	$56,748,554	$211,476,844	$204,833,245

	SSCV
	Year Ended 12/31/04	Year Ended 12/31/03
OPERATIONS:
Net investment income loss	$(423,183)	$(428,193)
Net realized gain on investments	3,451,351	3,732,260
Net increase in unrealized appreciation of investments	16,891,992	16,945,568

Net increase in net assets resulting from operations	19,920,160	20,249,635

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($1.23 and $1.24 per share, respectively, for SSCV)	(2,877,461)	(2,254,232)

CAPITAL SHARE TRANSACTIONS:[1]	37,145,916	(642,826)

CAPITAL CONTRIBUTIONS (Note 2)	99,512	—

Total increase in net assets	54,288,127	17,352,577
NET ASSETS:
Beginning of year	62,184,300	44,831,723

End of year	$116,472,427	$62,184,300

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SGF
	Year Ended 12/31/04		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	1,395,314	$52,190,476	252,806	$8,148,354
Shares reinvested from net investment income and capital gains distributions	113,148	4,387,178	54,991	1,792,521

	1,508,462	56,577,654	307,797	9,940,875
Shares redeemed net of redemption fees of $77,937 and ($2,976), respectively	(435,259)	(15,861,178)	(148,806)	(4,160,362)

Net increase	1,073,203	$40,716,476	158,991	$5,780,513

	SMDS
	Year Ended 12/31/04		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	1,231,951	$41,646,956	2,199,016	$63,719,986
Shares reinvested from net investment income and capital gains distributions	382,661	13,371,190	269,995	7,672,664

	1,614,612	55,018,146	2,469,011	71,392,650
Shares redeemed net of redemption fees of $82,308 and $83,684, respectively	(2,111,159)	(69,121,052)	(1,274,626)	(35,815,279)

Net increase (decrease)	(496,547)	$(14,102,906)	1,194,385	$35,577,371

	SSCV
	Year Ended 12/31/04		Year Ended 12/31/03
	Shares	Value	Shares	Value
Shares issued	1,023,607	$37,754,896	155,484	$4,362,120
Shares reinvested from capital gains distributions	60,800	2,278,641	52,963	1,697,984

	1,084,407	40,033,537	208,447	6,060,104
Shares redeemed net of redemption fees of $10,011 and ($1,425), respectively	(82,782)	(2,887,621)	(280,987)	(6,702,930)

Net increase (decrease)	1,001,625	$37,145,916	(72,540)	$(642,826)

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”) which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F.  Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.  REITs – SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds were as follows:

	Year Ended 12/31/04	Year Ended 12/31/03
Stratton Growth Fund	$77,937	$(2,976)
Stratton Monthly Dividend REIT Shares	82,308	83,684
Stratton Small-Cap Value Fund	10,011	(1,425)

See Note 4. for tax character of distributions paid.

Note 2. – During the year ended December 31, 2004, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$541,065; SMDS—$1,283,618; SSCV—$815,215. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment is calculated at the end of each month based upon the Fund’s performance during the last rolling 24-month period (the “performance period”). The Fund’s performance, which is based on changes in its net asset value per share, is then compared with the performance of the Russell 2000 over the performance period. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performs better than the Russell 2000 over the performance period, it

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

pays Stratton Management additional fees. If the Fund lags the Russell 2000 over the performance period, Stratton Management is paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if Stratton Management manages the Fund in such a way as to outperform the benchmark index over the performance period, it is paid more for its efforts. Most important, however, is the fact that if Stratton Management does not perform as well as the benchmark index over the performance period, it is paid less, and in this way, penalized for poor performance. The maximum annualized performance adjustment rate is +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2004 caused the advisory fee to increase by $258,923. During the year ended December 31, 2004, the Advisor reimbursed the Fund $148,300 for excess performance fees paid by the Fund in prior years. The Advisor also reimbursed the net loss of the Fund due to overpayment of fees in the amount of $99,512.

Certain officers and Directors of the Funds are also officers and Directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2004 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$65,533,856	$87,832,795	$41,050,408
Proceeds of sales	30,799,909	109,688,163	11,940,992

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2004 and 2003 was as follows:

	SGF		SMDS		SSCV
	2004	2003	2004	2003	2004	2003
Distributions paid from:
Ordinary income	$88,796	$133,524	$5,958,158	$6,858,942	$—	$—
Long-term capital gain	4,808,563	1,924,093	11,786,343	—	2,877,461	2,254,232

	4,897,359	2,057,617	17,744,501	6,858,942	2,877,461	2,254,232
Return of capital	—	—	—	3,596,648	—	—

	$4,897,359	$2,057,617	$17,744,501	$10,455,590	$2,877,461	$2,254,232

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

	SGF	SMDS	SSCV
Accumulated long-term gain	$3,098,975	$3,457,648	$1,514,836
Unrealized appreciation	33,721,073	49,045,379	45,016,167

Total Accumulated Earnings	$36,820,048	$52,503,027	$46,531,003

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax recognition of gains on certain securities and the deferral of wash losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2004, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital as follows:

	SGF	SMDS	SSCV
Increase/Decrease Paid-In Capital	$—	$(387,495)	$(423,183)
Increase/Decrease Undistributed Net Investment Income	—	—	423,183
Increase/Decrease Accumulated Net Realized Gain/(Loss)	—	387,495	—

Note 6. – Indemnification

Under the Funds’ organizational documents, its officers and Directors are indemnified agents against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$34.69	$25.46	$32.81	$32.61	$29.23

Income From Investment Operations
Net investment income	0.04	0.09	0.15	0.26	0.32
Redemption fees	0.03	—	—	—	—
Net gains (losses) on securities (both realized and unrealized)	7.96	10.55	(7.12)	2.95	5.83

Total from investment operations	8.03	10.64	(6.97)	3.21	6.15

Less Distributions
Dividends (from net investment income)	(0.04)	(0.09)	(0.15)	(0.26)	(0.33)
Distributions (from capital gains)	(1.99)	(1.32)	(0.23)	(2.75)	(2.44)

Total distributions	(2.03)	(1.41)	(0.38)	(3.01)	(2.77)

Net Asset Value, End of Year	$40.69	$34.69	$25.46	$32.81	$32.61

Total Return	23.53%	42.19%	(21.38%)	10.18%	22.05%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$110,251	$56,749	$37,603	$49,204	$47,251
Ratio of expenses to average net assets	1.15%	1.28%	1.28%	1.21%	1.24%
Ratio of net investment income to average net assets	0.12%	0.32%	0.49%	0.80%	1.13%
Portfolio turnover rate	44.44%	38.22%	41.31%	14.27%	49.10%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$32.86	$26.56	$26.74	$23.43	$21.28

Income From Investment Operations
Net investment income	0.98	1.26	1.09	1.39	1.45
Redemption fees	0.01	0.01	0.05	—	—
Net gains on securities (both realized and unrealized)	6.01	6.95	0.60	3.84	2.62

Total from investment operations	7.00	8.22	1.74	5.23	4.07

Less Distributions
Dividends (from net investment income)	(0.98)	(1.26)	(1.09)	(1.39)	(1.45)
Distributions (from capital gains)	(2.02)	—	—	—	—
Distributions (in excess of net investment income)	—	—	—	(0.53)	(0.20)
Return of capital	—	(0.66)	(0.83)	—	(0.27)

Total distributions	(3.00)	(1.92)	(1.92)	(1.92)	(1.92)

Net Asset Value, End of Year	$36.86	$32.86	$26.56	$26.74	$23.43

Total Return	22.17%	32.38%	6.46%	22.98%	20.10%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$211,477	$204,833	$133,838	$89,709	$60,229
Ratio of expenses to average net assets	0.96%	1.00%	1.03%	1.09%	1.20%
Ratio of net investment income to average net assets	2.90%	3.50%	3.92%	5.35%	6.50%
Portfolio turnover rate	44.28%	25.43%	24.33%	71.16%	25.54%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$32.96	$22.88	$25.30	$23.32	$19.44

Income From Investment Operations
Net investment income (loss)	(0.15)	(0.23)	(0.17)	—	0.24
Net gains (losses) on securities (both realized and unrealized)	8.75	11.55	(2.24)	2.50	4.35

Total from investment operations	8.60	11.32	(2.41)	2.50	4.59

Less Distributions
Dividends (from net investment income)	—	—	—	—	(0.25)
Distributions (from capital gains)	(1.23)	(1.24)	(0.01)	(0.52)	(0.44)
Return of capital	—	—	—	—	(0.02)

Total distributions	(1.23)	(1.24)	(0.01)	(0.52)	(0.71)

Net Asset Value, End of Year	$40.33	$32.96	$22.88	$25.30	$23.32

Total Return	26.43%	49.63%	(9.51%)	10.89%	23.91%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$116,472	$62,184	$44,832	$44,330	$39,600
Ratio of expenses to average net assets	1.47%	1.67%	1.68%	1.74%	0.98%
Ratio of net investment income (loss) to average net assets	(0.57%)	(0.88%)	(0.69%)	(0.44%)	1.15%
Portfolio turnover rate	16.54%	25.94%	17.66%	38.16%	53.21%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, PA

January 21, 2005

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers* of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-472-4266.

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS
George W. Graner (60) Director	Since 2004	Mr. Graner is President of Equipment Finance LLC	Three	None
Equipment Finance LLC 118 W. Airport Road P.O. Box 5366 Lancaster, PA 17606

John J. Lombard, Jr. (70) Director Mellon Bank Center	SGF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None
1735 Market Street Suite 700 Philadelphia, PA 19103

Douglas J. MacMaster, Jr. (74) Director	Since 1997	Mr. MacMaster is a private investor.	Three	Director of Marteck Biosciences Corp. and Neose Pharmaceuticals Inc.
5 Morris Road Ambler, PA 19002

Merritt N. Rhoad, Jr. (75) Director 640 Bridle Road	SGF 1972 SMDS 1989 SFI 1993	Mr. Rhoad is a private investor.	Three	None
Glenside, PA 19038-2004

Richard W. Stevens (71) Director 115 West Avenue, Suite 108	SGF 1972 SMDS 1989 SFI 1993	Mr. Stevens is an attorney in private practice.	Three	None
Jenkintown, PA 19046-2031

Frank Thomas (57) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None
One Logan Square 18th & Cherry Sts., 27th Floor Philadelphia, PA 19103

INTERESTED DIRECTORS
James W. Stratton (68)[2] Chairman, Chief Executive Officer and Director 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF 1972 SMDS 1980 SFI 1993	Mr. Stratton is Chairman of the Board and Chief Executive Officer of the investment advisor, Stratton Management Company.	Three	Director of Amerigas Propane Ltd. (energy), Meadowood (retirement community), Teleflex, Inc. (diversified conglomerate), Thomas Jefferson University (educational institute) and UGI Corp., Inc. (utility-natural gas).

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS (continued)

Lynne M. Cannon (49)[2] Director 760 Moore Road King of Prussia, PA 19406-1212	Since 1995	Ms. Cannon is a Vice President and Director of Transfer Agency Services of PFPC Inc. She was formerly Vice President of Client Services of First Data Investor Services Group, Inc.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (58) President of Stratton Growth Fund, Inc. and Vice President of Stratton Monthly Dividend REIT Shares, Inc. and The Stratton Funds, Inc.	SGF 2000 SMDS 2000 SFI 1993	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A
610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462

James A. Beers[2] (41) Chief Financial Officer of the Funds, President of Stratton Monthly Dividend REIT Shares, Inc. and Vice President of Stratton Growth Fund, Inc. and The Stratton Funds, Inc.	SGF 1997 SMDS 2001 SFI 1997	Mr. Beers is a Vice President of the investment advisor, Stratton Management Company.	N/A	N/A
610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462

Gerald M. Van Horn, CFA (31) President of The Stratton Funds, Inc. 610 W. Germantown Pike	Since 2003	Mr. Van Horn is an Equity Research Analyst of the investment advisor, Stratton Management Company.	N/A	N/A
Suite 300 Plymouth Meeting, PA 19462

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS (continued)

Joanne E. Kuzma (50) Chief Compliance Officer and Vice President of the Funds 610 W. Germantown Pike Suite 300	Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A
Plymouth Meeting, PA 19462

Patricia L. Sloan (51) Secretary and Treasurer of the Funds 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	The term “officer” means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions.

[1]	Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be qualified to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until the next annual meeting and until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	Mr. Stratton is an “interested person” of the Funds by reason of his positions with the Advisor. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ administrator. Mr. Beers is related to Mr. Stratton by marriage.

Stratton Mutual Funds

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested for the six month period ending December 31, 2004.

Actual Expenses

The first line of the table below provided information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Months Ending 12/31/04” to estimate the expenses you paid on your account during this period.

ADDITIONAL INFORMATION (continued)

(unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Stratton Growth Fund

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Six Month Period Ending 12/31/04*
Actual	$1,000.00	$1,147.60	$6.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.97

*	Expenses are equal to the Fund’s six month expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Six Month Period Ending 12/31/04*
Actual	$1,000.00	$1,188.50	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.82

*	Expenses are equal to the Fund’s six month expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During Six Month Period Ending 12/31/04*
Actual	$1,000.00	$1,167.30	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.58	$5.61

*	Expenses are equal to the Fund’s six month expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Fund will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days or less after the purchase date. This fee is retained by the funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2004 total redemption fees collected totaled $170,256.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SGF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Automatic Investment Plan

Shares of a Fund may be purchased through our “Automatic Investment Plan” (the “Plan”) (See the Account Application). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of many major daily newspapers where the Funds are listed under Stratton Funds. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Retirement and Education Plans

Shares of Stratton Mutual Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these accounts and further details about procedures to be followed are available by calling 1-800-634-5726.

SHAREHOLDER INFORMATION (continued)

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our monthly Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Proxy Voting

For information regarding how the Stratton Funds voted proxies, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures call 1-800-634-5726, or visit the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on From N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	760 Moore Road
Providence, RI 02940	King of Prussia, PA 19406-1212

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, March 2005. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

DIVIDEND NOTICES

December 31, 2004

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend Received Deduction
Stratton Growth Fund, Inc.	100%
Stratton Monthly Dividend REIT Shares, Inc.	0%
Stratton Small-Cap Value Fund	0%

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Merritt N. Rhoad, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President
Stratton Monthly
Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,600 for 2004 and $19,500 for 2003.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.00 for 2004 and $0.00 for 2003.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2004 and $2,500 for 2003. These services are related to the preparation, review, and filing of the registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $800 for 2004 and $800 for 2003. These services are related to the review of the semi-annual report.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	not applicable

(c)	100%

(d)	not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.00 for 2004 and $0.00 for 2003.

(h)	The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Stratton Growth Fund, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date March 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date March 7, 2005

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date March 7, 2005

*	Print the name and title of each signing officer under his or her signature.